Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets
Goodwill and Intangible Assets

6. Goodwill and Intangible Assets

Goodwill

The changes in the carrying value of goodwill by segment are as follows (in thousands):

	Portal Advertising	Weibo	Others	Total
Balance as of January 1, 2013	$15,159	$—	$—	$15,159

Acquisition of Weibo Interactive in 2013	—	7,517	—	7,517
Acquisition of All Sure in 2013	24,667	—	—	24,667

Balance as of December 31, 2013	$39,826	$7,517	$—	$47,343

Acquisition of Weiyue in 2014	—	—	14,526	14,526
Acquisition of other businesses in 2014	—	4,135	—	4,135
Impairment in 2014	—	—	(14,526)	(14,526)

Balance as of December 31, 2014	39,826	11,652	—	51,478

Foreign exchange impact	1,919	(535)	—	1,384

Balance as of December 31, 2015	41,745	11,117	—	52,862

The Company’s goodwill as of December 31, 2014 and 2015 was $51.5 million and $52.9 million respectively.  No new acquisition incurred in 2015, and the fluctuation in its balance resulted from the foreign currency translation adjustment. In May and December 2013, the Company acquired additional equity interest in Weibo Interactive and All Sure (see Note 5 for details), which resulted in an increase of $32.2 million in goodwill. In January 2014, the Company acquired additional equity interest in Weiyue (see also Note 5 for detail), which resulted in an increase of $14.5 million in goodwill. In October 2014, the Company acquired additional equity interest in a game developer and resulted in an increase of $3.8 million in goodwill.

In the second quarter of 2014, based on the significant decline in revenue of the on-line reading business and near-term outlook, which was primarily due to the revocation of our Internet Publication License and License for Online Transmission of Audio-Visual Programs, the Company performed an assessment of goodwill acquired from Weiyue with assistance from an independent appraiser and recognized an impairment charge of $14.5 million. As of December 31, 2015, the Company performed a qualitative analysis, by taking into consideration of macroeconomics, overall financial performance, industry and market conditions and the share price of the Company, on the goodwill arising from portal advertising business and Weibo business, in addition to other entity specific factors. Based on the assessment, the Company determined that it was not necessary to perform a quantitative goodwill impairment test and concluded that no impairment indicators on its goodwill were noted as of December 31, 2015.

Intangible assets

The following table summarizes the Company’s intangible assets:

	As of December 31, 2014			As of December 31, 2015
	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
	(In thousands)			(In thousands)
Technology*	$15,698	$(12,096)	$3,602	$15,698	$(13,083)	$2,615
Software*	1,861	(1,861)	—	1,861	(1,861)	—
Exclusive content distribution right*	2,806	(743)	2,063	2,806	(1,485)	1,321
Games*	1,688	(99)	1,589	1,688	(496)	1,192
Other	7,899	(2,142)	5,757	7,899	(3,935)	3,964

Total	$29,952	$(16,941)	$13,011	$29,952	$(20,860)	$9,092

* Intangible assets are amortized over the estimated useful lives ranging from two to ten years.

Amortization expense related to intangible assets for the years ended December 31, 2013, 2014 and 2015 was $0.6 million, $3.4 million and $3.6 million, respectively. As of December 31, 2015, estimated amortization expenses for future periods are expected to be as follows:

Year Ended December 31,	(In thousands)
2016	$2,819
2017	1,890
2018	1,744
2019	491
2020 and thereafter	1,583

Total expected amortization expense	$8,527	*

* The table above excludes indefinite lived intangible assets of $0.6 million.